                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENTS NO. ____)

Filed by the Registrant (X)

Filed by a party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(X)  Definitive Proxy Statement

( )  Definitive Additional Materials

( )  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12



                                SEMX CORPORATION

                                      Same
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
     0-11(1).

     1)   Title of each class of securities to which transaction applies:


     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------

     5)   Total fee paid:


     ---------------------------------------------------------------------------

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:


     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:


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

                                SEMX CORPORATION
                               ONE LABRIOLA COURT
                             ARMONK, NEW YORK 10504

                -----------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                  MAY 8, 2001
                -----------------------------------------------

To the Stockholders of SEMX Corporation:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of SEMX Corporation (the "Company"), which will be held at 11:00 a.m. (E.D.T.) on May 8, 2001, at The Club 101, 101 Park Avenue, New York, New York 10178, telephone number (212) 687-1045, to consider and act upon the following matters:

     (1) The election of a Board of Directors consisting of seven persons to hold office for a one-year term and until their successors are duly elected and qualified. The persons nominated by the Board of Directors (Gilbert D. Raker, Frank J. Polese, John U. Moorhead, II, Mark A. Pinto, Andrew Lozyniak, Douglas S. Holladay, Jr. and Kevin S. Penn) are described in the accompanying Proxy Statement.

     (2) The approval of an Employee's Incentive Stock Option Plan as described in the accompanying Proxy Statement.

     (3) The approval of amendments to the Company's Non-Qualified Incentive Stock Option Plan as described in the accompanying Proxy Statement.

     (4) The approval of the Employee Stock Purchase Plan as described in the accompanying Proxy Statement.

     (5) The ratification of the appointment of Goldstein Golub Kessler LLP as the Company's auditors for the year ending December 31, 2001.

     (6) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on March 20, 2001 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card which is being solicited on behalf of the Board of Directors, and return it without delay in the enclosed postage prepaid envelope. Your proxy is revocable and will not be used if you are present and prefer to vote in person or if you revoke the proxy.


Date: April 6, 2001                          By order of the Board of Directors,


                                                         Mark A. Koch, Secretary

                                SEMX CORPORATION
                               ONE LABRIOLA COURT
                             ARMONK, NEW YORK 10504
                                 (914) 273-5500

                            -------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                 MAY 8, 2001 AT

                          THE CLUB 101, 101 PARK AVENUE
                               NEW YORK, NEW YORK

     These proxy materials are furnished to holders of Common Stock, $.10 par value ("Common Stock"), of SEMX Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company and for any adjournment or adjournments thereof (the "Annual Meeting"), to be held at 11:00 A.M. (E.D.T.) on May 8, 2001 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may indicate your votes as to each of the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. The affirmative vote by holders of a majority of the Common Stock represented at the Annual Meeting is required for the election of Directors, and for the ratification of the appointment of the Company's auditors. The affirmative vote by holders of a majority of the common stock entitled to vote is required for the approval of the Company's Employee's Incentive Stock Option Plan, for the approval of the amendments to the Company's Non-Qualified Incentive Stock Option Plan and for the approval of the Employee Stock Purchase Plan. In the absence of contrary instructions, shares represented by such Proxy will be voted FOR the election of the nominees for Director as set forth herein, FOR the approval of the Company's Employee's Incentive Stock Option Plan, FOR the approval of amendments to the Company's Non-Qualified Stock Option Plan, FOR the approval of the Employee Stock Purchase Plan and FOR the ratification of the appointment of the Company's auditors for the year ending December 31, 2001. Shares represented by proxies which are marked "abstain" for Items 2, 3, 4 and 5 on the proxy card, and proxies which are marked to deny discretionary authority on all other matters, will not be included in the vote totals with respect to those items, and therefore will have no effect on the vote. An automated system administered by the Company's transfer agent counts the votes. The Company's Certificate of Incorporation and By-laws do not contain provisions concerning the treatment of abstentions and broker non-votes. Broker non-votes will be included in the determination of the presence of a quorum, but will not be counted for purposes of determining whether a proposal or nominee has been approved.

     The Board of Directors does not anticipate that the nominees for the Board will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter shall come before the Annual Meeting or the nominees are not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matter in accordance with their best judgment.

     A stockholder may revoke their Proxy at any time before it is exercised by filing with the Secretary of the Company at its executive offices at One Labriola Court, Armonk, New York 10504, either by written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote their shares in person. All costs of this solicitation are to be borne by the Company.

     A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the executive offices of the Company, One Labriola Court, Armonk, New York 10504, during ordinary business hours for ten days prior to the Annual Meeting. Such list will also be available during the Annual Meeting.

     This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the Proxy and the 2000 Annual Report to Stockholders including financial statements, are expected to be mailed commencing on or about April 6, 2001 to stockholders of record on March 20, 2001.

                               VOTING SECURITIES

     March 20, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of that date, the Company had outstanding 6,322,278 shares of Common Stock outstanding (which figure excludes 334,600 treasury shares not entitled to vote). The Company also has 100,000 shares of Series B Preferred Stock, $.10 par value, issued and outstanding.

     The following table sets forth, as of March 20, 2001, certain information concerning those persons known to the Company to be the beneficial owners (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") of more than five (5%) percent of the outstanding shares of Common Stock of the Company and the number of shares of Common Stock of the Company owned by all Directors and nominees of the Company, individually, the Chief Executive Officer of the Company, each of the Named Executive Officers, and by all Directors and executive officers of the Company as a group:


NAME AND ADDRESS OF
BENEFICIAL OWNER AND                                     AMOUNT AND NATURE OF
IDENTITY OF GROUP (1)(2)                                 BENEFICIAL OWNERSHIP     PERCENT OF CLASS
------------------------                                 --------------------     ----------------
   Richard J. Brown (3) .............................             14,250                   *
   Charles P. Cochran (4) ...........................             32,163                   *
   Douglas S. Holladay, Jr. (5) .....................              2,500                   *
   Andrew Lozyniak (6) ..............................             85,000                 1.3%
   John U. Moorhead, II (7) .........................            107,600                 1.7%
   Kevin S. Penn (8) ................................              2,500                   *
   Mark A. Pinto (9) ................................             84,000                 1.3%
   Frank J. Polese (10) .............................            475,797                 7.4%
   Gilbert D. Raker (11) ............................            717,513                11.1%
   All executive officers and Directors as a group
     (11 persons) (12) ..............................          1,521,323                22.9%
   Dimensional Fund Advisors Inc. (13) (14) .........            530,950                 8.4%

----------
*     Less than 1% of outstanding shares of Common Stock.

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(2) The address of all of the persons is c/o SEMX Corporation, One Labriola Court, Armonk, New York 10504.

(3)   Consists of underlying options to purchase 9,250 shares of Common Stock.

(4)   Includes underlying options to purchase 32,063 shares of Common Stock.

(5)   Includes underlying options to purchase 2,500 shares of Common Stock.

(6)   Includes underlying options to purchase 2,500 shares of Common Stock.

(7) Includes 3,600 shares of Common Stock owned by his spouse, as to which Mr. Moorhead disclaims beneficial ownership and underlying options to purchase 50,000 shares of Common Stock.

(8)   Includes underlying options to purchase 2,500 shares of Common Stock.

(9) Includes 29,500 shares of Common Stock owned by Mr. Pinto's father, as to which Mr. Pinto disclaims beneficial ownership, and includes an underlying option to purchase 22,500 shares of common stock but excludes any shares owned by Sutro & Company, Mr. Pinto's employer.

(10)  Includes underlying options to purchase 74,063 shares of Common Stock.

(11)  Includes underlying options to purchase 102,963 shares of Common Stock.

(12) Includes an aggregate of 298,339 shares of Common Stock issuable upon exercise of options described in notes (3), (4), (5), (6), (7), (8) (9),
      (10) and (11).

(13) The address of Dimensional Fund Advisors, Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(14) The number of shares is based upon a Schedule 13-G filed by Dimensional on February 2, 2001 as of December 31, 2000. All shares reported are owned by investment companies and other investment vehicles managed by Dimensional, as to which Dimensional disclaims beneficial ownership therein.

PROPOSAL 1

                              ELECTION OF DIRECTORS

     The seven (7) nominees of management for election as Directors of the Company at the Annual Meeting and certain information concerning each member are set forth below. All the nominees are currently serving as Directors of the Company. If elected, a Director of the Company, will hold office until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his death, resignation or removal. It is intended that the accompanying form of Proxy will be voted FOR the election as Directors of the nominees named below, unless the Proxy contains contrary instructions to withhold authority. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

     Management has no reason to believe that the nominees will not be candidates or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of the remainder of those named, and for such substitute person as shall be designated by the Directors.

     The following persons, each of whom is currently serving as a Director of the Company are nominated for election.


NAME                                   AGE                   POSITION
----                                   ---                   --------
Gilbert D. Raker ..................   57      Chairman of the Board, President and
                                              Chief Executive Officer
Frank J. Polese ...................   44      Vice Chairman and Director
John U. Moorhead, II ..............   48      Director
Mark A. Pinto .....................   44      Director
Andrew Lozyniak ...................   70      Director
Douglas S. Holladay, Jr. ..........   54      Director
Kevin S. Penn .....................   39      Director

     Gilbert D. Raker, Chairman of the Board, and Chief Executive Officer of the Company since May 1990, President since December 31, 1995. Mr. Raker is a trustee of Eastern College.

     Frank J. Polese -- Vice Chairman of the Company since January 1996 and a Director of the Company since July 1993. In December 1999, in addition to remaining as Vice Chairman of the Company, Mr. Polese was appointed President of the Company's Microelectronic Packaging Group (formerly known as the Materials Group). Mr. Polese also served as President of the Company between January, 1994 and December, 1995. Mr. Polese has served since August 1991 as President of Polese Company, Inc., a California corporation ("Polese Company"), which was acquired by the Company on May 27, 1993, prior to which Mr. Polese was its sole shareholder. Prior to August 1991, Mr. Polese was a manufacturer's representative specializing in products incorporated into microelectronic packages for the electronics industry.

     John U. Moorhead, II -- a Director of the Company since October 1991. Since January, 1995, Mr. Moorhead has been a managing director of V. M. Equity Partners, an investment banking firm. Since November, 1990 Mr. Moorhead has been President of The Moorhead Group, Inc., an investment banking and consulting firm. From January 1988 to October 1990, Mr. Moorhead was Director of the New Business Group of the Investment Banking Division of Lehman Brothers. From November 1984 to December 1987, Mr. Moorhead was a senior executive at E.F. Hutton. He is a director of ICG Communications, Inc., a provider of bundled telecommunication services to business and Internet service providers.

     Mark A. Pinto -- a Director of the Company since July 1995. He has been Vice President/ Institutional Sales, Corporate Bond Department of Sutro & Co. since 1990. From 1987 until 1990, Mr. Pinto was Vice President/Fixed Income of Kidder Peabody & Co. Mr. Pinto has been employed in the securities industry since 1983.

     Andrew Lozyniak -- a Director of the Company since September 1998. Mr. Lozyniak was formerly the Chairman of Dynamics Corporation of America ("DCA"), a New York Stock Exchange listed company which manufactured electrical appliances and electronic devices, power and controlled environmental systems and fabricated metal products and equipment. He had been associated with DCA since 1961 in various capacities, including Executive Vice President, President, Chief Executive Officer and was elected Chairman in 1978. DCA merged with CTS Corporation, a NYSE listed manufacturer of electronic components, in October 1997. Mr. Lozyniak was a member of the Board of Directors of CTS Corporation.

     Douglas S. Holladay, Jr. -- a Director of the Company since July 2000. Mr. Holladay has held leadership roles in four Columbia Capital portfolio companies from 1990 to present. He is currently Vice Chairman of Netifice Communications, a workforce connectivity company. From October 1999 until June 2000 he served as Vice Chairman and a Director of Vistranet Communications, Inc., a provider of fiber optic and broadband services. From 1996 to 1998 he was President and CEO of Digital Television Services, Inc. (DTS) a consolidator of DirecTV rural franchise areas. Prior to DTS, he was President and COO of Sterling Cellular, LLC, a multi-system cellular operator, from 1990 to 1996. From 1988 through 1989, Mr. Holladay was Group Vice President of CCA Industries, a manufacturing and marketing company of health and beauty aid products. Prior to CCA Industries he spent twelve years with Landmark Communications, Inc., a private communications company with interests in newspapers, broadcasting and cable programming.

     Kevin S. Penn -- a Director of the Company since July 2000. Mr. Penn is a Managing Director of ACI Capital Co., Inc. ("ACI Capital"). Since joining ACI Capital in 1995, Mr. Penn has had lead responsibility for making investments in both public and private companies. Prior to joining ACI Capital, Mr. Penn was Executive Vice President and Chief Investment Officer for First Spring Corporation, from 1991 to 1995, where he was responsible for the private equity, direct investment and public investment portfolios. Prior to his association with First Spring Corporation, Mr. Penn was a Principal with the investment firm Adler & Shaykin and was a founding member of the Morgan Stanley & Co. Leveraged Investment Group. Mr. Penn currently serves as a Director of J. Silver Clothing Inc. and Adoba Restaurant Corporation and Highland Financial Holdings LLC.

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Company held five meetings of the Board of Directors during the fiscal year ended December 31, 2000 ("Fiscal 2000") and conducted other business by unanimous written consent. All of the directors standing for re-election attended at least 75% of the Board of Directors meetings, with the exception of Douglas Holladay.

     The Company has a standing audit committee of the Board of Directors, comprised of Messrs. Lozyniak, Pinto and Holladay, of which Mr. Lozyniak is the Chairman. During Fiscal 2000, the audit committee met five times.

     The Company has a standing compensation and personnel committee of the Board of Directors (the "Compensation and Personnel Committee"), which is comprised of Messrs. Moorhead, Penn and Raker of which Mr. Moorhead is the Chairman. During Fiscal 2000, the Compensation Committee met four times.

     The Board of Directors does not have a standing nominating committee.

EXECUTIVE OFFICERS

     The Executive Officers of the Company are as follows:


NAME                             AGE                       POSITION
----                             ---                       --------

Gilbert D. Raker ............   57      Chairman of the Board, President and
                                        Chief Executive Officer
Frank J. Polese .............   44      Vice Chairman of the Board, President of
                                        the Microelectronic Packaging Group
Michael R. Best .............   46      Vice President of Finance and Chief
                                        Financial Officer
Richard J. Brown ............   51      President of the Wafer Reclaim Services
                                        Group and ASP
Charles P. Cochran ..........   58      President, SPM Division


     Michael R. Best -- Vice President and Chief Financial Officer since November 2000. From 1990 until he joined the Company, Mr. Best served as Managing Director of the Alders Group, a management consulting and financial research firm whose clients included GlobalGreetings.com, ALR Techonogies and Cray Computer Corporation. Prior to his association with the Alders Group, Mr. Best was a Senior Vice President at Kidder, Peabody & Co. where he specialized in corporate finance and mergers and acquisitions.

     Richard J. Brown -- President of the Wafer Reclaim Services Group (formerly known as the Services Group) and the ASP subsidiary since May 1999. From March 1998 to March 1999 Mr. Brown was the Chief Operating Officer at George H. Fuller & Son Company, a gold jewelry fabricating company. From June 1995 until he joined George H. Fuller & Son Company, he was the Vice President of Finance and Operations of ASP. From 1992 to 1994, Mr. Brown was Chief Financial Officer of HFG Expansion Management, a venture capital firm. From May 1994 to May 1995, prior to joing ASP, Mr. Brown was a partner in Harrison Hurley, a management consulting company. From 1975 to 1992, Mr. Brown held a number of positions with Kendall Company, a health care company, last serving as Director of Risk and Asset Management.

     Charles P. Cochran -- President of the Company's Semiconductor Packaging Materials ("SPM") division since June 2000. Mr. Cochran joined the Company in 1995 as Vice President of Sales and Marketing for the Polese Company. Prior to joining the Company, Mr. Cochran was Vice President and Business Manager of the Technology Division of Orincon Corporation, a company engaged in solving complex real-world problems involving signals, images, information and computers. From 1990 to 1994, Mr. Cochran was Western Regional Sales Manager for Mercury Computer Systems. From

1982 to 1990, he directed sales and marketing activities for Weitek Corporation, Sky Computers and Advanced Processing Laboratories. Mr. Cochran began his career and spent eleven years at Hewlett-Packard, eventually becoming National Sales Manager.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the NASDAQ. Officers, Directors and greater-than-10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during Fiscal 2000, all Section 16(a) filing requirements applicable to its officers, Directors and greater-than-10% beneficial owners were complied within a timely fashion.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid to, or earned by, the Company's Chief Executive Officer and each of the three other most highly compensated executive officers, (the "Named Executive Officers"), for the Company's last three fiscal years.

(A) SUMMARY COMPENSATION TABLE


                                      ANNUAL COMPENSATION                             AWARDS
                           -----------------------------------------  --------------------------------------
                                                                           SECURITIES
  NAME AND                                                                 UNDERLYING        ALL OTHER (1)
PRINCIPAL POSITION          FISCAL YEAR    SALARY ($)    BONUS ($)*    OPTIONS/SAR's (#)    COMPENSATION ($)
-------------------------  -------------  ------------  ------------  -------------------  -----------------
Gilbert D. Raker           2000             $312,000      $135,000          15,000
Chairman, President and    1999             $295,662            --          45,000
Chief Executive Officer    1998             $271,992      $ 75,000           3,750(3)

Frank J. Polese, Vice      2000             $217,999            --          15,000            $  243,849(4)
Chairman, President of     1999             $197,230            --          50,000            $  500,000(4)
Polese Company and         1998             $188,154      $ 25,000           3,750(3)
President of the
Company's
Microelectronic
Packaging Group (2)

Richard J. Brown,          2000             $168,173      $ 11,250           7,000
President of the           1999             $111,654            --          20,000
Company's Wafer
Reclaim Services Group
and ASP

Charles P. Cochran,        2000             $138,654            --          12,000
President, SPM Division

* The bonuses shown had been accrued in the prior year and were paid to the executive in the year noted in the table.

----------
     * Michael R. Best joined the Company as Vice President of Finance and Chief Financial Officer in November, 2000 and is not included in the Executive Compensation Tables.

1. The aggregate amount of such compensation is the lesser of either $50,000 or 10% of such person's total annual salary and bonus.

2. Mr. Polese became President of the Company's Microelectronic Packaging Group in December 1999.

3. These options were received in exchange for options previously granted in fiscal 1998.

4. Represents amounts earned under an agreement relating to pretax profits in connection with sales of copper-tungsten products (see "Certain Transactions").


(B) OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                  PERCENTAGE OF
                                                      TOTAL
                                  NUMBER OF        OPTIONS/SARS
                                 SECURITIES         GRANTED TO         EXERCISE OR                        HYPOTHETICAL
                                 UNDERLYING        EMPLOYEES IN            BASE          EXPIRATION     VALUE AT DATE OF
NAME OF INDIVIDUAL              OPTIONS/SARs     FISCAL YEAR (1)     PRICE ($ SHARE)        DATE           GRANT (2)
----------------------------   --------------   -----------------   -----------------   ------------   -----------------
Gilbert Raker ..............       15,000               4.2%            $  7.839        6/29/10             $ 83,100
Frank Polese ...............       15,000               4.2%            $  7.125        6/29/10             $ 75,600
Richard J. Brown ...........        7,000               1.9%            $  7.125        6/29/10             $ 35,280
Charles P. Cochran .........       12,000               3.3%            $  7.125        6/29/10             $ 60,480

----------
1. Based on the aggregate of 360,500 options granted under SEMX's Stock Option Plans in fiscal 2000.

2. The estimated present value at grant of options during fiscal year 2000 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions; estimated time until exercise: Five years for all options presented, with a risk free rate of 6.25% from the original date, for all options presented. The risk free rate represents in each case the Treasury Note rate of the expected life of the options at the time of grant. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standard No. 123, "Accounting for Stock-Based Compensation."


(C)  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
     YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the 2000 fiscal year by the Chief Executive Officer and each of the Named Executive Officers, (b) the total number of all outstanding, unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of the end of Fiscal 2000, and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., options as to which the fair market value of the underlying Common Stock that is subject to the option exceeds the exercise price of the option), as of the end of Fiscal 2000:


                                 SHARES                    NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                ACQUIRED                  OPTIONS/SARS AT FISCAL     IN THE MONEY OPTIONS/
                                   ON          VALUE           YEAR-END (#)          SARs AT FISCAL YEAR-
                                EXERCISE     REALIZED          EXERCISABLE/          END (#) EXERCISABLE/
NAME                               (#)        ($)(1)           UNEXERCISABLE           UNEXERCISABLE (2)
----------------------------   ----------   ----------   ------------------------   ----------------------
Gilbert D. Raker ...........      5,000      $ 51,875          92,025/35,625           $125,619/$53,682
Frank J. Polese ............     27,500      $266,413          63,125/35,625           $ 35,281/$56,718
Richard J. Brown ...........      5,000      $ 24,378           3,750/18,250           $  8,203/$24,609
Charles P. Cochran .........         --            --          16,125/20,375           $ 27,625/$22,875

----------
(1) Based on the fair market value of SEMX's common stock on the date of exercise, less the exercisable price payable for such shares.

(2) Based on the fair market value of SEMX's common stock at fiscal year end of $4.50 per share, less the exercise price payable for such shares.


COMPENSATION OF DIRECTORS

     The independent Directors of the Company, Messrs. Moorhead, Pinto, Lozyniak, Holladay and Penn are each compensated $6,000 per fiscal year. All directors receive $500 per meeting for serving on the Board of Directors. The Chairman of each committee of the Board receives $1,000 for their service. Members of each committee receive $500 per meeting attended.

     Pursuant to the Company's Non-Qualified Incentive Stock Option Plan (the "Non-Qualified Plan"), which the Board has amended, subject to stockholder ratification, non-employee Directors (Messrs. Moorhead, Pinto, Lozyniak, Holladay and Penn) will receive options to purchase 5,000 shares of Common Stock as of the date of the Annual Meeting. The options will be exercisable at a price equal to 100% of the fair market value of the common stock on the date of grant.

EMPLOYMENT AGREEMENTS

     As of August 1, 1999, the Company entered into a three year employment agreement with Gilbert Raker (the "Agreement"). Mr. Raker's employment will continue on a year to year basis after the expiration of the initial term of the Agreement. Pursuant to the Agreement Mr. Raker will receive an initial annual salary of $312,000 (the "Base Salary"), which effective August 1, 2000 and August 1, 2001 respectively, shall be increased by the percentage increase of the Consumer Price Index ("CPI") or $12,000 per annum, whichever is greater. Mr. Raker shall receive annual bonuses as may be determined by the Compensation Committee. The Company will reimburse Mr. Raker for certain expenses incurred.

     In the event of a change of control (as defined), the Company will pay Mr. Raker (i) his full Base Salary through the date of termination, (ii) any bonus due to him, (iii) an amount equal to the highest of the annual incentive award earned by him under any Incentive Plans in the five calendar years ended as of December 31st, immediately preceding the date of termination, and (iv) in lieu of further salary payments, the Company shall pay, as severance, a lump sum equal to Mr. Raker's Base Salary for a period of three years. In the event that his employment is terminated by disability (as defined), the agreement provides for payment to Mr. Raker of his Base Salary for a period of two and one-half (21/2) years following the date of termination. In the event of his death, in addition to life insurance benefits payable to his estate, the Company shall pay his estate a lump sum representing his Base Salary and pro-rated bonus for a period of two years following the date of his death. Mr. Raker has agreed not to engage in a business that is competitive with the Company during the term of the agreement and for a period of one year thereafter.

     In connection with his employment agreement Mr. Raker also entered into an Intellectual Property Protection Agreement, pursuant to which he agreed that all inventions and works of authorship which he makes, during his employment by the Company and for one year after the termination of his employment, which relate to the business of the Company or are related to actual or anticipated research and development, will be the sole and exclusive property of the Company. The Intellectual Property Protection Agreement also restricts Mr. Raker from using Company trade secrets indefinitely after termination of his employment and restricts his use of confidential information for a period of five (5) years following his termination of employment with the Company.

     As of August 1, 1999, the Company and Polese Company entered into a five year employment agreement with Frank Polese (the "Agreement"). Mr. Polese's employment will continue on a year to year basis after the expiration of the initial term of the Agreement. Pursuant to the Agreement, Mr.

Polese will receive an annual salary of $250,000 (the "Base Salary"), which may be increased, but not decreased, in the future by the Company. In addition, Mr. Polese may be paid an annual bonus in the discretion of the Compensation Committee.

     In the event of a termination due to change in control (as defined) the Company will pay Mr. Polese (i) his full Base Salary through the date of termination; (ii) any bonus for a past calendar year which is due, (iii) an amount equal to the annual incentive award earned by him under any of the Company's Incentive Plans in the calendar year ended as of December 31st immediately preceding the date of termination, and (iv) in lieu of further salary payments, a severance lump sum payment equal to Mr. Polese's Base Salary for a period of three years. In the event Mr. Polese becomes incapable of fulfilling his obligations because of injury or physical or mental illness for a period of three consecutive months or six months in the aggregate during any twelve consecutive months, the Company may terminate his employment upon thirty
(30) days written notice. Mr. Polese has agreed not to engage in any business that is competitive with the Company during the term of the Agreement and for one year thereafter.

     In connection with his employment agreement Mr. Polese also entered into an Intellectual Property Protection Agreement, pursuant to which he agreed that all inventions and works of authorship which he makes, during his employment by the Company and for one year after the termination of his employment, which relate to the business of the Company or are related to actual or anticipated research and development, will be the sole and exclusive property of the Company. The Intellectual Property Protection Agreement also restricts Mr. Polese from using Company trade secrets indefinitely after termination of his employment and restricts his use of confidential information for a period of five (5) years following his termination of employment with the Company.

     As of May 1, 1999 the Company's American Silicon Products, Inc. subsidiary ("ASP") entered into an employment agreement with Richard Brown. The agreement is for an initial term of one year, thereafter renewing daily for a term of one year. Pursuant to the Agreement, Mr. Brown is employed as President and Chief Executive Officer of ASP and will receive an annual salary of $150,000 (the "Base Salary"). The Base Salary may be increased but not decreased in the future by ASP. Mr. Brown may be paid an annual bonus at the discretion of the Board of Directors. Mr. Brown's agreement contains the same terms relating to termination due to change of control as contained in Mr. Polese's agreement, except that in the event of termination due to change of control, in lieu of further salary payments, Mr. Brown will receive a lump sum severance payment equal to his Base Salary for one year. Mr. Brown's agreement also contains the same disability provisions as contained in Mr. Polese's agreement.

     Mr. Brown has also entered into an Intellectual Property Protection Agreement that contains the same provisions as contained in Messrs. Raker's and Polese's agreements.

     As of November 27, 2000, the Company entered into a two year employment agreement with Michael R. Best (the "Agreement"). The Agreement is for an initial term of two years, thereafter continuing on a year to year basis. Pursuant to the Agreement, Mr. Best is employed as Vice President and Chief Financial Officer and will receive an annual salary of $215,800 ("Base Salary"). The Base Salary may be increased but not decreased in the future by the Company. Mr. Best may be paid an annual bonus at the discretion of the Board. Additionally, the Company granted 20,000 Incentive Stock Options to Mr. Best. The options vest on the one year anniversary date of employment, exercisable at $3.875 per share, subject to a six month probationary period. Upon completion of the probationary period, the Company will grant an additional 20,000 options to Mr. Best, said options, also vesting on the one year anniversary of employment, exercisable at $4.00 per share. The Agreement contains the same terms relating to termination for change of control as contained in Mr. Polese's agreement, except that in the event of termination due to change of control, in lieu of further salary payments, Mr. Best will receive a lump sum severance payment equal to his Base Salary for one year. The Agreement also contains the same disability and non-competition provisions as contained in Mr. Polese's agreement.

     Mr. Best has also entered into an Intellectual Property Protection Agreement that contains the same provisions as contained in Messrs. Raker's, Polese's and Brown's agreements.

EMPLOYEE STOCK OPTION PLAN

     The SEMX Corporation Amended Employees' Incentive Stock Option Plan (the "Plan") provides for shares of the Company's Common Stock to be reserved for issuance upon exercise of options designated as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended. There are 900,000 shares reserved for issuance upon exercise of options.

     The Plan is administered by the Board of Directors which determines among other things, the persons to be granted options under the Plan, the number of shares subject to each option and the option price. The exercise price of any stock option granted under the Plan may not be less than the fair market value of the shares subject to the option on the date of grant, provided that the exercise price of any incentive option granted to an optionee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such option on the date of grant and the aggregate fair market value of stock with respect to which incentive options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or the Stock Option Committee, provided that any option granted to an optionee owning more than 10% of the Common Stock shall have a term of no more than five years. Incentive Options may be granted only to employees and no option granted to an employee may be exercised unless the optionee is an employee of the Company and has been in such position for at least one year after the date of grant. Options are not transferable, except upon death of the optionee. To date, after giving effect to the exchange and repricing of certain options in fiscal 1998, 890,767 options (as adjusted) have been granted under the Plan.

     The Amended Employees' Incentive Stock Option Plan expires on December 20, 2001. The Board, upon the recommendation of its Compensation and Personnel Committee, subject to approval of the shareholders, has adopted a new Employees' Incentive Stock Option Plan, reserving 300,000 shares of common stock for grants under the Plan. See Proposal 2 of this Proxy Statement for a more detailed explanation of the proposed Employees' Incentive Stock Option Plan.

NON-QUALIFIED STOCK OPTION PLAN

     The Company's Non-Qualified Incentive Stock Option Plan (the "Non-Qualified Plan") provides for the grant of non-qualified stock options, which are not intended to qualify under Section 422A(b) of the Internal Revenue Code of 1986, as amended, to purchase an aggregate of 300,000 shares. The Non-Qualified Plan provides that non-qualified stock options ("NQSOs" or "Options") may be granted to employees, non-employees, Directors and consultants to the Company and its subsidiaries, all of whom are eligible to participate in the Non-Qualified Plan (the "Participants"). The Plan, as amended, provides that all non-employee Directors will receive options to purchase 2,500 shares of Common Stock as of the date of the Annual Meeting, commencing with the Annual Meeting of 1997. The options are exercisable at a price equal to 100% of the fair market value of the common stock on the date of grant. The Non-Qualified Plan is administered by the Board of Directors or if established by the Board, the stock option committee (the "Committee"), consisting of two disinterested members appointed by the Board of Directors. The terms of the options granted under the Non-Qualified Plan are to be determined by the Board or the Committee, if established by the Board. An option must be granted within ten years from the date that the Non-Qualified Plan was adopted. Options will be exercisable in whole or part at any time during the ten-year period, but will not have an expiration date later than ten years from the date of grant. Options are non-transferable, except upon death of the optionee. The Board has reserved an additional 300,000 shares for grants under the Non-Qualified Plan. This amendment is being presented to the stockholders for ratification. See Proposal 3 of this Proxy Statement. To date, after giving effect to the exchange and repricing of certain options in fiscal 1998, 253,500 options have been granted under the Non-Qualified Plan.

STOCK OPTIONS OUTSIDE OF A PLAN

     After giving effect to the exchange and repricing of certain options in fiscal 1998, the Company has issued options for 203,750 shares outside of its option plans to certain Directors of the Company, consultants and employees.

                             CERTAIN TRANSACTIONS

     In connection with the acquisition of all of the issued and outstanding shares of Common Stock of Polese Company in 1993, for a ten-year period commencing on January 1, 1994, Mr. Polese has the right to receive 10% of (i) the pre-tax profit from the copper tungsten product line after allocating operating costs and (ii) the proceeds of the sale, if any, by the Company of the tungsten/copper heat dissipation technology. During fiscal years 1999 and 2000, Mr. Polese earned $500,000 and $243,849 respectively, pursuant to the aforementioned agreement.

     In conjunction with the Company's sale of Series B Preferred Stock to a group led by ACI Capital, the Company paid a financing fee of $150,000 to ACI Capital. In addition, the Company issued 1,000,000 warrants to ACI Capital initially exercisable at $10.00 a share, subject to a reset provision tied to the price of the Company's common stock, with a floor of $7.00 per share. Kevin
S. Penn is a Managing Director of ACI.

     In addition, in conjunction with the preferred stock financing, approximately $290,000 plus warrants to purchase 30,000 shares of the Company's common stock at $7.00 per share were paid to V.M. Equity Partners, Inc. John U. Moorhead, II is a managing director of V.M. Equity Partners, Inc.

     The Company believes that transactions between the Company, its officers, Directors, principal stockholders, its subsidiaries or its or their affiliates have been, and in the future will be, on terms no less favorable to the Company than could be obtained from unaffiliated third-parties. Future transactions with affiliates will be approved by a majority of the disinterested members of the Board of Directors.

              REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE

     The Report of the Compensation and Personnel Committee and the Performance Graph herein shall not be incorporated by reference into any filing notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might incorporate future filings in whole or in part, including this Proxy Statement.

     The Compensation and Personnel Committee of the Board of Directors (the "Committee") is composed of John U. Moorhead, II, Kevin S. Penn and Gilbert D. Raker. The Committee is responsible for establishing and administering the Company's employee compensation plans, subject to the approval of the Board of Directors. The Committee applies a philosophy based on the premise that the achievements and successes of the Company result from the coordinated efforts of all individuals working toward common objectives.

COMPENSATION PHILOSOPHY

     The goals of the Company's compensation program are to align compensation with business performance and to enable the Company to attract and retain competent executives who contribute to the success and profitability of the Company.

     The Committee is committed to providing compensation that helps attract and retain highly competent executive officers. Executive Officers are rewarded based upon corporate performance and profitability through the payment of bonuses and the grant to them of stock options. The Company believes stock ownership by management fosters an interest in the enhancement of stockholder value and thus aligns management's interest with that of the stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER.

     Gilbert D. Raker, the Chairman of the Board, President and Chief Executive Officer has been instrumental in the expansion and growth of the Company. He has played and continues to play a pivotal role in the movement of the Company into new areas of business. In August 1999, the Company entered into a three year employment agreement with Mr. Raker (see "Employment Agreements"). Mr. Raker currently receives a base salary of $329,000 per annum, with an increase equal to the CPI or $12,000, whichever is greater, due on August 1, 2001. Future increases in his salary will be at the discretion of the Board. In addition, the Compensation Committee, in its discretion may pay Mr. Raker a bonus.

     Mr. Raker received a bonus of $30,000 for the 2000 fiscal year.

     In addition to receiving a bonus, Mr. Raker participates in the Company's Stock Option Plans. Mr. Raker abstains from participating in any matter regarding his compensation which is considered by the Committee.

COMPENSATION VEHICLES

     The Company uses a total compensation program that consists of cash and equity based compensation.

CASH BASED COMPENSATION

  Salary and Bonuses

     Individual salary determinations of the Company's executive officers are based on experience, duties and functions, performance and comparison to peers, both inside and outside of the Company.

     The Board of Directors in its discretion, may award bonuses to executive officers in recognition of their performance and their contributions to the success of the Company.

  401-K Plan

     The Company has a 401-K Plan and matches up to 2% of the total compensation of participants in the Plan up to a maximum allowed by law.

EQUITY BASED COMPENSATION

     The Company utilizes its Amended Employees' Incentive Stock Option Plan and Non-Qualified Stock Option Plan (the "Plans"), to provide executive officers, among others, involved in the Company's development, an opportunity to acquire or increase their proprietary interest in the financial successes and progress of the Company by means of grants of options to purchase Company Common Stock. The Plans utilize vesting periods, which are determined by the Board which administers the Plans, to encourage executive officers to continue in the employ of the Company.

THE COMPENSATION AND PERSONNEL COMMITTEE:

                     John U. Moorhead, II
                     Kevin S. Penn
                     Gilbert D. Raker


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Audit Committee consists of three members of the Board of Directors, all of whom will be "independent directors" as defined by Rule 4200(a)(15) of the National Association of

Securities Dealers' listing application as of June 14, 2001, the date by which all members of an audit committee must be "independent directors." All members of the Audit Committee are financially literate and Andrew Lozyniak, the Chairman of the Audit Committee, has extensive financial management experience.

     The Board adopted a written charter for the Audit Committee on May 26, 2000, a copy of which is attached as Appendix A to this Proxy Statement.

     The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing (i) the financial information which is provided to the shareholders, governmental and regulatory bodies and others, (ii) the system of financial internal controls which management and the Board have adopted and (iii) the audit process.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management. Furthermore, the Audit Committee has discussed with the Company's independent auditors, Goldstein Golub Kessler LLP, the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard No. 1 and has discussed with Goldstein Golub Kessler LLP such firm's independence. Based upon these reviews and discussions, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the last fiscal year for filing such annual report with the U.S. Securities and Exchange Commission.

THE AUDIT COMMITTEE

                     Andrew Lozyniak
                     Mark A. Pinto
                     Douglas S. Holladay


AUDIT FEES

     Goldstein Golub Kessler LLP (GGK) has a continuing relationship with American Express Tax and Business Services Inc. (TBS) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     Other services, which do not include Financial Information System Design and Implementation fees, have been provided by TBS.

     The aggregate fees billed by GGK for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year amounts to approximately $231,000.

ALL OTHER FEES

     The aggregate fees billed by GGK, which do not include Financial Information System Design and Implementation fees, for services rendered to the Company during 2000 other than the services described above under "Audit Fees" amounted to approximately $81,000.

     The Audit Committee did consider the compatibility of the non-audit services furnished by the Auditors to the Company to the Auditor's continued independence.

                               PERFORMANCE GRAPH

     Set forth below is a Performance Graph that shows the cumulative total return on the Company's Common Stock compared with the cumulative total return of the Standard & Poors Small Cap 600 and a peer group index for the period of the Company's last five fiscal years (January 1996 = 100):

     Because the Company is involved in a variety of microelectronic and semiconductor businesses, no published peer group accurately mirrors the Company's business or weighs those businesses to match their relative contributions to the Company's overall performance. Accordingly, the Company had created a special peer group index that includes companies in the principal lines of business which the Company does business. The common stocks of the following companies have been included in the peer group index: Alpha Technologies Group, Inc., ATMI, Inc., Brush Engineered Materials, CTS Corp., Kulicke & Soffa Industries, Inc., Park Electrochemical Corp. and Sheldahl, Inc.

                           TOTAL SHAREHOLDER RETURNS

                         Base
                         Period
Company Name/Index       Dec 95      Dec 96      Dec 97      Dec 98      Dec 99      Dec 00
----------------------------------------------------------------------------------------------
SEMX CORP                 100        117.57       81.75       31.08       80.41       48.65
S&P SMALLCAP 600 INDEX    100        121.32      152.36      150.37      169.02      188.96
PEER GROUP                100         91.85      123.35      122.81      245.11      157.56

     A $100 investment in SEMX Corporation Common Stock in December, 1995 would be equal to $48.65 in December, 2000. The Board of Directors recognize that the market price of stock is influenced by many factors, only one of which is company performance. The stock price performance shown on the Performance Graph is not necessarily indicative of future price performance.


THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" ALL THE NOMINEES LISTED IN THE FOREGOING PROPOSAL 1.

PROPOSAL 2


                            PROPOSAL TO APPROVE THE
                     EMPLOYEE'S INCENTIVE STOCK OPTION PLAN

     The Company's Amended Employee's Incentive Stock Option Plan expires on December 20, 2001. As of the date hereof there were 9,233 unencumbered shares.

     On recommendation of the Compensation and Personnel Committee of the Board of Directors, subject to the approval of the shareholders, the Board approved a new Employee's Incentive Stock Option Plan (the "ISO Plan"). The Board reserved 300,000 shares of common stock for grants under the ISO Plan.

     The Board of Directors has deemed it in the best interests of the Company to adopt a new ISO Plan, so as to continue to provide employees and future employees involved in the continuing development and success of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interest in the financial success and progress of the Company by means of grants of options to purchase Common Stock. It is the opinion of the Board of Directors that by providing the Company's employees the opportunity to acquire an equity investment in the Company, the ISO Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also enable the Company to attract other qualified personnel to the Company's employ.

     The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required for approval of the ISO Plan. The Board recommends a vote in favor thereof.

     The following statements summarize certain provisions of the ISO Plan, which is qualified in its entirety by reference to the text of the Plan, which is annexed hereto as Exhibit "A".

ELIGIBILITY FOR PARTICIPATION

     The ISO Plan provides that employee incentive stock options ("EISOs") may be granted to employees (including officers and Directors who are also employees) of the Company and its subsidiaries, all of whom are eligible to participate in the ISO Plan (collectively referred to as "Participants"). The Board of Directors or the Stock Option Committee will select the optionees and determine the number of shares to be subject to each option. In making such determination, the nature of the services rendered by Participants will be taken into account, as well as the Participant's present and potential contributions to the success of the Company, and such other relevant factors as the Board of Directors or the Stock Option Committee shall, in its discretion, deem relevant.

     EISOs may not be granted under the ISO Plan to any one person for shares first exercisable in any calendar year having an aggregate fair market value (measured at the time of grant) in excess of $100,000.

ADMINISTRATION

     The Plan is administered by the Board of Directors or by the Stock Option Committee of the Board, which is comprised of not less than two disinterested members appointed by the Board. No Director who is eligible to receive options under the Plan may serve on the Stock Option Committee. The interpretation and construction of any provisions of the Plan by the Board or its committee shall be final and conclusive. Members of the Board will receive no compensation for their services in connection with the administration of the Plan.

TERMS OF OPTIONS

     The terms of options granted under the ISO Plan are to be determined by the Board or the Stock Option Committee. Each option is to be evidenced by a stock option agreement between the Company and the employee to whom such option is granted, and is subject to the following additional terms and conditions.

     (a) Exercise of the Option. The Board of Directors or the Stock Option Committee will determine the time periods during which options granted under the ISO Plan may be exercised. An option must be granted within ten (10) years from the date the ISO Plan was adopted on February 12, 2001 (the "Effective Date"). Options will be exercisable in whole or in part at any time during the exercise period but will not have an expiration date later than ten (10) years from the date of grant. EISOs granted to holders of more than 10% of the Company's Common Stock may not have a term of more than five years. Unless otherwise provided in any option agreement issued under the ISO Plan, any option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and must become fully exercisable within five years from the date of its grant and no less than 20% of the Option shall become exercisable in any of the first five years of the Option. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or at the discretion of the Board or the committee, by delivery of shares of Common Stock having a fair market value equal to the Option Price.

     (b) Option Price. In no event may the option price of an ISO be less than the fair market value on the date of grant. Such fair market value of an EISO shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the last reported sale price of the Common Stock on such date. EISOs granted to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

     (c) Termination of Employment; Death, Disability. If the employment of an optionee under the ISO Plan is terminated otherwise than by retirement, death or disability, such optionee's options shall immediately terminate, provided the Board of Directors or Stock Option Committee, if so established, may allow the Options to be exercised at any time within the three months after the date of termination.

     In the event an optionee dies while in the employ of the Company or a subsidiary or parent thereof, his option may be exercised by a legatee or legatees of such optionee under such optionee's Last Will and Testament or by his personal representatives or distributees at any time within one year after his death or prior to the expiration of the Option.

     In any event, an option may only be exercised to the extent that it could have been exercised by the optionee at the time of his termination of employment or death. In no event may an option be exercised after the expiration of ten years from the date of its grant.

     In the event an optionee becomes disabled while employed by the Company or any subsidiary and ceases to be employed as a result thereof, the Board of Directors or Stock Option Committee, in its discretion, may allow any options held by the optionee to be fully exercised, at any time within one year after the date of such termination of employment, unless either the options or the ISO Plan otherwise provides for earlier termination of the options.

     (d) Nontransferability of Options; No Liens. An option is nontransferable and non assignable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Stock Option Committee.


TERMINATION; AMENDMENT OR DISCONTINUANCE

     The ISO Plan (but not options previously granted under the ISO Plan) shall terminate ten years from the earlier of the date of its adoption by the stockholders or its Effective Date. No option will be granted after termination of the ISO Plan.

     The Board of Directors may terminate the ISO Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the ISO Plan as it deems advisable. However, the Board may not, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Common Stock" increase the maximum number of shares as to which options may be granted under the Plan, change the standards of eligibility under the Plan, increase the benefits which may accrue to participants under the ISO Plan, cause options under the ISO Plan to fail to meet the requirements of EISOs, or require prior approval of a majority vote of the stockholders of the Company under the applicable provisions of the General Corporation Law of Delaware.

     No termination, modification or amendment of the ISO Plan may adversely affect the terms of any outstanding options without the consent of the holders of such options


ADJUSTMENTS UPON CHANGES IN COMMON STOCK

     In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of a stock split, reverse stock split or stock dividend, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the ISO Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding options and in the exercise prices of such options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of options granted under the ISO Plan. Fractions of shares resulting from any such adjustment shall be revised to the next lower whole number of shares.

     All options then currently outstanding shall become immediately exercisable in full until expiration of their respective terms upon either the first purchase of the Company's Common Stock pursuant to a third party tender offer or exchange offer or a merger or consolidation with a third party, sale of all or substantially all assets of the Company or plan of liquidation and/or dissolution approved by the Company's stockholders.


FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is only a summary of the principal Federal income tax consequences of the options granted under the ISO Plan and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the Federal income tax consequences herein discussed.

     Generally, under present law, when an option qualifies as an ISO under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (i) an employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of an ISO or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition", and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under Federal and state law. The maximum rate of tax on ordinary income is greater than the maximum rate of tax on capital gains. The tax rate advantage of long-term capital gains was enhanced under the Tax Relief Act of 1997 (the "1997 Act"). Such legislation reduced the maximum rate of taxation on capital gains for individuals from 28% to 20%. These rates will apply for both regular and alternative minimum tax ("AMT") purpose, which means that there is not AMT adjustment for the new capital gains rates. In addition, under the Revenue Reconciliation Act of 1993, holders of options granted after August 10, 1993 may be entitled to exclude up to 50% of the gain on any such sale occurring five years after the date of exercise. The availability of such exclusion for so-called "qualified small business stock" is dependent upon the Company not (i) having in excess of $50 million of aggregate gross assets at any time before the exercise of the options, (ii) being in the trade or business of operating hotels, motels, restaurants, or similar businesses, or (iii) being in a trade or business where the principal asset is the reputation or skill of one or more of its employees. The 1997 Act does not change the capital gain treatment of qualified small business stock and, therefore, such gains will remain taxed at no higher than 14% (28% rate x 50% exclusion). No assurance can be given that the Company will be considered meeting such requirements currently or in the future. To the extent that a portion of any gain is excluded, one-half of the excluded gain is a tax preference item for AMT purposes.


     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the Federal income tax consequences described herein, a grantee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

PROPOSAL 3


                        PROPOSAL TO APPROVE AMENDMENTS
                        TO THE COMPANY'S NON-QUALIFIED
                          INCENTIVE STOCK OPTION PLAN

     The Board of Directors of the Company has adopted, subject to the approval of stockholders, an amendment to the Company's Non-Qualified Incentive Stock Option Plan (the "Non-Qualified Plan" or "Plan") increasing to 5,000 options the number of options to be granted to each non-employee director at the time of the Company's annual meeting. The Board of Directors has also adopted, subject to the approval of stockholders, another amendment to the Non-Qualified Plan, increasing the aggregate number of shares of common stock of the Company available under the Non-Qualified Plan from 300,000 to 600,000 shares.

     The Board believes that the increase in the number of options to be granted to non-employee directors will enhance the Company's ability to attract and retain individuals to serve on its Board, who possess varied skills and talents and who are persons of exceptional ability.

     The Board of Directors has deemed it in the best interests of the Company to increase the authorized shares reserved under the Non-Qualified Plan, so as to provide employees, non-employee directors and non-employees, involved in the continuing development and successes of the Company and its subsidiaries, an opportunity to acquire or increase their proprietary interest in the Company by means of grants of options to purchase common stock.

     The Board is of the opinion that the Company's Non-Qualified Plan provides competitive and balanced incentives for employees, non-employee directors and non-employees who render services to the Company, encourages their efforts on the Company's belief and also enables the Company to attract qualified personnel to the Company's employ.

     The affirmative vote by holders of a majority of the Common Stock of the Company entitled to vote is required for approval of the amendment to the Non-Qualified Plan.

     The following statements summarize certain provisions of the Non-Qualified Plan, reflecting the proposed amendment, which is qualified in its entirety by reference to the text of the Non-Qualified Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company at 1 Labriola Court, Armonk, New York 10504. Additional information about the Non-Qualified Plan may be obtained from the Company's Secretary at (914) 273-5500.


ELIGIBILITY FOR PARTICIPATION

     The amended Non-Qualified Plan provides that non-qualified stock options ("NQSOs" or "Options") may be granted to employees of the Company and its subsidiaries thereof, non-employee members of the Board of Directors of the Company and non-employees of the Company, and its subsidiaries thereof (collectively referred to as "Participants"). The Board of Directors or a committee appointed by the Board will select the optionees and determine the number of shares to be subject to each option. In making such determination, there will be taken into account the nature of the services rendered by Participants, their present and potential contributions to the success of the Company, and such other relevant factors as the Board of Directors or the Committee, in its discretion shall deem relevant.


ADMINISTRATION

     The Plan is to be administered either by the Board of Directors of the Company or by the stock option committee ("Stock Option Committee" or the "Committee") of not less than two non-employee directors of the Company appointed by the Board. The interpretation and construction of any provisions of the Plan by the Board or its Committee shall be final and conclusive. Members of the Board will receive no compensation for their services in connection with the administration of the Non-Qualified Plan.

TERMS OF OPTIONS

     The terms of options granted under the Plan are to be determined by the Board or the Stock Option Committee. Each option is to be evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The Board of Directors or the Stock Option Committee will determine the time periods during which options granted under the Non-Qualified Plan may be exercised. An option must be granted within ten
(10) years from the date the Plan will be adopted. Options will be exercisable at any time during the period, but will not have an expiration date later than ten (10) years from the date of grant. NQSOs granted to holders of more than 10% of the Company's Common Stock may not have a term of more than five years. Unless otherwise provided in any option agreement issued under the Plan, any option granted under the Plan may be exercisable in whole or in part at any time during the exercise period. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or at the discretion of the Board or the Stock Option Committee, by delivery of shares of Common Stock having a fair market value equal to the Option Price.

     The Option Price of the shares of common Stock subject to each NQSO shall be such price as established by the Board of Directors or the Stock Option Committee at the date of grant.

     The Company's non-employee directors will receive options to purchase 5,000 shares of common stock on the date of the annual meeting of the stockholders, said options will bear an exercise price equal to 100% of the fair market value of the common stock on the date of grant.

     (b) Termination of Employment: Death: If the optionee ceases to be employed by the Company or any subsidiary thereof, or the contractual relationship of an optionee with the Company is terminated other than by retirement, death or disability, such optionee's options shall immediately terminate, provided the Board of Directors or the Stock Option Committee may allow the options to be exercised at any time within the three months after the date of termination.

     In the event an optionee dies while an employee of the Company or a subsidiary thereof, or in service of the Company or a subsidiary thereof, his option may be exercised by a legatee or legatees of such optionee under such optionee's Last Will and Testament or by his personal representatives or distributees at any time within one year after his death or prior to the expiration of the Option.

     In any event, an option may only be exercised to the extent that it could have been exercised by the optionee at the time of his termination of employment by the Company or death. In no event may an Option be exercised after the expiration of ten years from the date of its grant.

     (c) Termination of Employment -- Retirement

     In the event of the termination of employment of the optionee by reason of retirement, the optionee may exercise his Options at any time after such termination, provided that the Options may not be exercised after the expiration of such Options.

     (d) Termination of Employment -- Disability

     In the event an optionee becomes disabled while an employee of the Company or in service thereof and ceases to be employed or in service to the Company as a result thereof, the optionee may exercise his Options at any time within one year after the optionee's termination due to disability, provided that the Options may not be exercised after the expiration of such Options.

     (e) Non-transferability of Options. No Liens

     An Option is nontransferable and non-assignable by the optionee, except by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the optionee.

     The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Stock Option Committee.


TERMINATION; AMENDMENT OR DISCONTINUANCE

     The Non-Qualified Plan (but not Options previously granted under the Non-Qualified Plan) shall terminate ten years from the earlier dates of its adoption by the stockholders or its Effective Date. No Option will be granted after termination of the Plan.

     The Board of Directors may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments to the Plan as it deems advisable. However, the Board may not, without the approval of a majority of the outstanding shares of Common Stock entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Common Stock", increase the maximum number of shares as to which Options may be granted under the Plan, change the eligibility under the Plan, increase the benefits which may accrue to participants under the Plan, or require prior approval of a majority vote of the stockholders of the Company under the applicable provisions of the General Corporation Law of Delaware.


ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

     The Plan provides for appropriate adjustments in the aggregate number of shares of common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of the outstanding options and in the exercise prices of such Options, in the event the number of outstanding shares of the Company is changed by reason of a stock split reverse stock split or stock dividend.


FEDERAL INCOME TAX CONSEQUENCES

     In the case of NQSOs granted under the Non-Qualified Plan, no income generally is recognized by the optionee at the time of the grant of the option, assuming such NQSO does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income at the time the NQSO is exercised equal to the aggregate fair market value of the shares acquired less the option price. Notwithstanding the foregoing, if a sale of the shares at a profit could subject an optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, the optionee generally will not recognize income until the date a sale thereof would not give rise to a suit under
Section 16(b) of the Securities Exchange Act of 1934, at which time he will recognize income in an amount equal to the fair market value of the shares on such date less the option price. However, such an optionee may elect ("Section 83(b) Election") within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise. Ordinary income from NQSOs will constitute compensation for which withholding may be required under Federal and state law. The Company will receive a deduction equal to the amount of compensation so recovered by the optionee, subject to the limitation imposed by the 1993 Act limiting the otherwise allowable deduction for compensation paid or accrued by a covered employee of a publicly held corporation to no more than $1 million per year.

     Shares acquired upon exercise of NQSOs will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is greater than the rate of tax on capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date, and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the Federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he works and/or resides.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

PROPOSAL 4


              PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors, subject to the approval of the Company's stockholders, adopted an Employee Stock Purchase Plan (the "Purchase Plan"). The Board reserved 200,000 shares of Common Stock for the Purchase Plan. Pursuant to the Purchase Plan, shares of the Company's Common Stock will be offered to eligible employees, at a discount of up to fifteen (15%) percent from the prevailing market price. The Board of Directors believes that the Purchase Plan will act as an incentive to encourage stock ownership by employees of the Company by acquiring or increasing their proprietary interest in the Company. The Purchase Plan is designed to encourage eligible employees to remain in the employ of the Company.


SUMMARY OF EMPLOYEE STOCK PURCHASE PLAN

     The following summary of the Employee Stock Purchase Plan is qualified in its entirety by the complete text of the Employee Stock Purchase Plan, which is annexed hereto as Exhibit "B".


ADMINISTRATION OF THE PURCHASE PLAN

     The Purchase Plan will be administered by the Compensation and Personnel Committee (the "Committee").

     From time to time the Board of Directors or the Committee may grant to each eligible employee who is a participant in the Purchase Plan, options to purchase shares of Common Stock during a period to be established by the Board or the Committee (the "Payment Period").


SHARES AVAILABLE FOR DISTRIBUTION

     The Company has reserved 200,000 shares for issuance under the Purchase Plan. Such number of shares is subject to increase or decrease by reason of stock splits, reclassifications, stock dividends, changes in par value and the like. The shares subject to the Purchase Plan shall be authorized and unissued shares of Common Stock or shares re-acquired by the Company, including shares purchased in the open market and shares held as treasury stock.


AMENDMENT TO THE PURCHASE PLAN

     The Purchase Plan may be terminated at any time by the Board of Directors. It will terminate when all or substantially all of the shares of Common Stock reserved for the purposes of the Purchase Plan have been purchased. If at any time the number of shares reserved for the Purchase Plan are not in sufficient number to satisfy all of the unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Purchase Plan will terminate. Upon termination of the Purchase Plan, all payments not used to purchase stock will be refunded. The Board of Directors may amend the Purchase Plan, but no amendment may (i) increase the number of shares to be offered under the Purchase Plan or (ii) change the class of employees eligible to receive options under the Purchase Plan.


INTERPRETATION

     The interpretation and construction by the Committee of any provisions of the Purchase Plan or of any option granted under the Purchase Plan shall be final unless otherwise determined by the Board of Directors.


ELIGIBILITY

     All employees of the Company and any of its participating, subsidiaries, shall be eligible to receive options under the Purchase Plan to purchase the Company's Common Stock, except:

     (i) employees who have been employed less than six months;

     (ii) employees whose customary employment is 20 hours or less per week; or

     (iii) employees whose customary employment is for not more than five months in any calendar year.

     Notwithstanding the above, any employee who is a "highly compensated employee," as that term is defined by Section 414(q) of the Internal Revenue Code, and who is an executive officer and/or a vice president of the Company or any subsidiary thereof, is not eligible to participate in the Plan. An employee is eligible to participate in the Purchase Plan on the first day of an option period following the completion of 6 months of employment in which such employee completes at least 500 hours of service. An eligible employee who is re-employed after a break in service and the number of consecutive one-year breaks in service equals or exceeds 5, shall have to satisfy the aforementioned requirements. Otherwise a re-employed employee becomes an eligible employee on the first day of an option period following his or her re-employment date. No options will be granted to any employee if he or she owns five percent or more of the total combined voting power of all classes of stock of the Company.


PAYMENT PERIODS AND OPTION PRICE

     From time to time, the Board of Directors or the Committee may grant to each eligible employee options to purchase, at the end of the option period, the Company's Common Stock at an Option Price established by the Board or the Committee. In no event may the option period exceed twenty-seven (27) months. The Board or the Committee shall have the discretion to determine the number of options granted at a particular time. Any options granted shall be allocated equally to each Purchase Plan participant. A participant who has received an option may purchase shares of Common Stock by exercising any and all options granted to him or her as of the last day of the option period.

     The Option Price for the shares sold under the Plan shall be no less than the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the option period or (ii) 85% of the average market price of the Common Stock on the last business day of the option period, when the options shall be exercised. The average market price is the average of the high and low prices of the Common Stock as traded on NASDAQ. Business day for the purposes of the Purchase Plan means a day on which there is trading on a national securities exchange.

     No employee shall be granted an option which permits his or her rights to purchase Common Stock to accrue at a rate which exceeds $25,000 of such stock for each calendar year in which such option is outstanding.


TERMINATION OF RIGHTS

     An employee's rights under the Purchase Plan terminates when he or she ceases to be an employee of the Company because of retirement, resignation, layoff, discharge, death, change of status or for any other reason.


TRANSFERABILITY

     Employee's rights under the Purchase Plan are non-transferable.


EXERCISE OF OPTIONS

     Employees who elect to participate in the Purchase Plan shall designate prior to the commencement of the option period an amount to be withheld from their salary per pay period to be utilized to exercise all or some part of their options under the Purchase Plan. Such monies shall be held in escrow, pending the exercise of all or some part of the options at the end of the option period. No fractional shares shall be issued. An employee who elects to participate and have funds withheld and ceases to be an employee before the end of the option period shall have his or her funds returned to him or her, without interest, on termination of employment.

RE-OFFER OF SHARES

     The Purchase Plan is intended to provide Common Stock to employees for investment and not resale. While the Company intends to file a registration statement registering the shares reserved for the Purchase Plan shortly after the adoption of the Purchase Plan by the Company's stockholders, which will enable an employee to sell stock purchased under the Purchase Plan, the employee by participating in the Purchase Plan agrees not to sell the shares acquired pursuant to the Plan for a period of at least one (1) year after their acquisition. Additionally, the Employee agrees to abide by the "Window Period" designated by the Company, when sales of Common Stock are permitted. Due to certain federal tax requirements, each employee pursuant to the Purchase Plan, will agree to give the Company notice of any sales of stock by the employee within two years of the grant of the option or within one year of the exercise of the option, showing the number of shares of stock sold.

FEDERAL INCOME TAX CONSIDERATIONS

     The Company intends the Employee Stock Purchase Plan to qualify as a Code
Section 423(b) Plan. Accordingly, if the employee does not dispose of the stock acquired through the Purchase Plan within two years from the date of the granting of the option to purchase and within one year from that date that such option to purchase is exercised, then no income will be realized by the employee either at the time of the grant of the option or when the shares are actually acquired. Where the option price for the stock is between 85% and 100% of the fair market value of the stock at the time the option was granted, or at the time of exercise, the employee realizes ordinary income to the extent of the lesser of (i) the amount by which the fair market value of the stock at the time the option was granted or exercised exceeds the option price; or (ii) the amount by which the fair market value of the stock at the time of disposition of the stock exceeded the price paid. Any remaining gains, representing appreciation that has occurred from the date the stock was acquired to the date the stock was disposed of, will be taxed at capital gain rates.

     The Company will not be entitled to a deduction at the grant or exercise date.

     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding is required to approve the adoption of the Employee Stock Purchase Plan

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4

PROPOSAL 5


                      RATIFICATION OF THE APPOINTMENT OF
                        GOLDSTEIN GOLUB KESSLER LLP. AS
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Goldstein Golub Kessler LLP of New York have been selected by the Company's Board of Directors as the Company's independent public accountants for the year ending December 31, 2001. Goldstein Golub Kessler LLP have been the Company's independent certified public accountants since 1988. It is expected that a representative of Goldstein Golub Kessler LLP will have an opportunity to make a statement if he or she so desires to do so and to respond to appropriate questions. Proxies are being solicited by management in favor of ratifying the appointment of Goldstein Golub Kessler LLP.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5

OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matter according to their best judgment.

EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held (a beneficial owner may submit a proposal through the record holder of his or her shares); (b) provides the Company in writing with his or her name, address, the number of shares held and the date upon which they were acquired, with documentary support for a claim of beneficial ownership; (c) notifies the Company of his or her intention to appear personally at the meeting or by a qualified representative under Delaware law to present the proposal for action; and (d) submits the proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than December 7, 2001. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the Company begins to print and mail its proxy materials.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

BY ORDER OF THE BOARD OF DIRECTORS


Armonk New York                     Mark A. Koch, Secretary
April 6, 2000


     Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Mark A. Koch, the Company's Secretary, SEMX Corporation, One Labriola Court, Armonk, New York 10504.

                                   EXHIBIT A


                               SEMX CORPORATION
                     EMPLOYEES' INCENTIVE STOCK OPTION PLAN


     SECTION 1. ESTABLISHMENT AND PURPOSE. SEMX Corporation's Employees' Incentive Stock Option Plan (hereinafter referred to as the "Plan") is intended to furnish additional incentive to key employees of SEMX Corporation (the "Company") and its subsidiaries, by encouraging stock ownership in the Company by such key employees so that they may acquire or increase their proprietary interest in the financial success and progress of the Company. The purpose of the Plan also is to provide an inducement to attract new personnel to become key employees of the Company. These purposes will be effected through the granting of options to purchase the Common stock of the Company which will constitute "incentive stock options" (hereinafter referred to as the "Option") within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code").


     SECTION 2. GENERAL PROVISIONS OF THE PLAN.


     (a) ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company or by a Committee of the Board, which shall consist of a minimum of two (2) disinterested persons who shall be selected by the Board of Directors from its members or otherwise appointed to administer the Plan (the "Stock Option Committee"). Members of the Stock Option Committee shall serve one (1) year, with renewal terms at the discretion of the Board of Directors. As used in this Plan, references to the Stock Option Committee shall mean either the Stock Option Committee or the Board, if no committee has been established. Any action taken by the Stock Option Committee shall be taken by a majority vote or the unanimous consent of the Committee members.


     (b) AUTHORITY OF THE BOARD OF DIRECTORS AND/OR THE STOCK OPTION COMMITTEE. Subject to other provisions of the Plan, and with a view to furtherance of its purpose, the Board of Directors or the Stock Option Committee, if established by the Board of Directors, shall have the sole authority and absolute discretion:

        (i)     to construe and interpret the Plan;

        (ii)    to define the terms used herein;

        (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan;

        (iv) to determine persons to whom Options shall be granted under the Plan ("Optionees");

        (v) to determine the time or times at which Options shall be granted under the Plan;

        (vi) to determine the number of shares subject to each Option, the price (the "Option Price") and duration of each Option;

        (vii) to determine all of the other terms and conditions of Options; and

        (viii) to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan.

     All decisions, determinations and interpretations made by the Board of Directors or Stock Option Committee, as the case may be, shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

     For purposes of the Plan, an Option shall be deemed to be granted when the Corporation completes the corporate action constituting an offer of stock for sale to an individual under the terms and conditions of a statutory option pursuant to Sections 421 through 425 of the Code, the regulations promulgated thereunder, as such may be amended, or any successor statutes or regulations thereto.

     (c) MAXIMUM NUMBER OF SHARES SUBJECT TO THE PLAN. The maximum number of shares of Common Stock subject to the Plan shall be three hundred thousand (300,000) shares of Common Stock, par value $.10 (the "Common Stock") per share, of the Company (the "Shares"), subject to adjustment as provided in this Plan. The Shares may, in the discretion of the Board of Directors or the Stock Option Committee, consist either in whole or in part of authorized but unissued shares of Common Stock of the Company. Any Shares as to which Options terminate unexercised shall continue to be available for Options under this Plan.

     (d) ELIGIBILITY AND PARTICIPATION. The persons who shall be eligible to receive Options under the Plan shall be such key employees of the Company (including any subsidiary of the Company, as defined below) as the Board of Directors or the Stock Option Committee shall select from time to time. The Option Price of any option granted to a Principal under this Plan must be at least 110% of the fair market value of the Common Stock as determined on the date of the granting of the Option. "Principal" shall mean any beneficial owner of 10% or more of the Common Stock of the Company. A person may be granted more than one Option under this Plan. No person shall receive options under the Plan for shares first exercisable in any calendar year, having an aggregate fair market value (measured at the time of grant) in excess of $100,000. The term "Subsidiary" of the Company means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (e) EFFECTIVE DATE OF THE PLAN. The Plan shall take effect on February 12, 2001.

     (f) AMENDMENT AND TERMINATION OF PLAN. The Board of Directors of the Company, without further approval of the stockholders of the Company, may at any time suspend or terminate the Plan or may amend it from time to time in any manner; provided, however, that no amendment shall be effective without prior approval of the stockholders of the Company which would (i) except as provided in Subsection (c) hereof, increase the maximum number of Shares which may be issued under the Plan, (ii) change the eligibility requirements for individuals entitled to receive Options under the Plan, (iii) cause Options issued under the Plan to fail to meet the requirements of incentive stock options as defined in Section 422A(b) of the Code, or (iv) require prior approval of a majority vote of stockholders of the Company under the applicable provisions of the General Corporation Law of the State of Delaware, or (v) materially increase the benefits accruing to participants under the Plan within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

     The Board of Directors shall not grant any options after ten (10) years from the date the Plan is adopted by the stockholders or the Effective Date of the Plan, whichever is earlier.

     (g) ADJUSTMENTS. If the outstanding shares of Common Stock are increased or decreased through a stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate Option Price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the Option Price for each Share covered by the Option.

     (h) PRIOR OPTIONS AND OBLIGATIONS. No amendment, suspension or termination of the Plan shall, without the consent of the person who has received an Option, alter or impair any of that person's options or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

     (i) PRIVILEGES AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to the Shares purchased by such Optionee pursuant to the exercise of an Option under this Plan until the Company has received full payment therefor and has issued a Stock Certificate(s) to such Optionee representing such Shares. No Shares shall be required to be issued and delivered upon the exercise of any Option until all the requirements of law having jurisdiction over the issuance and delivery of the Shares shall have been duly complied with. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or for distributions or for rights of any other kind with respect to Shares for which the record date for such dividends or distributions or rights is prior to the date of the issuance to the Optionee of a Certificate(s) for the Shares.

     (j) RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance of the stock as to which the requisite authority shall not have been obtained.

     SECTION 3. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of Options granted under this Plan may differ from one another as the Board of Directors or the Stock Option Committee shall in its discretion determine, so long as all Options granted under this Plan satisfy the requirements of the Plan. Each Option granted by the Board of Directors or the Stock Option Committee pursuant to this Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") containing provisions consistent with this Plan, including in the discretion of the Board of Directors or the Stock Option Committee, a waiting period following the grant of the Option during which all or any part may not be exercised. The right of the Company to terminate the employment of the Optionee at any time, with or without cause, shall in no way be restricted by the existence of this Plan, the grant of any Options hereunder or the terms of any Agreement relating thereto. Options shall further be subject to the terms and conditions of this Plan.

     SECTION 4. PRICE OF OPTIONS. Each Option shall state the number of Shares subject to the Option Price, which price shall be not less than the fair market value (or 110% of the fair market value for Principals) of the Shares with respect to which the Option is granted at the time of the granting of the Option.

     For purposes of this Section 4, the fair market value per Share shall be the last reported sale price of the Common Stock of the Company on the day the Option is granted, as reported on NASDAQ.

     Subject to the foregoing paragraph, the Board of Directors and the Stock Option Committee shall have full authority and discretion in setting the Option Price. The Option Price of Options granted to Principals shall be determined in accordance with Section 2(d) of this Agreement.

     SECTION 5. DURATION OF OPTION. The duration of each Option shall be determined by the Board of Directors or the Stock Option Committee, but in no event shall any Option be exercisable either in whole or in part after the expiration of ten (10) years (or five (5) years for Options granted to Principals) from the date on which it is granted. In addition, each Option shall be subject to early termination as provided in this Plan. The Board of Directors or the Stock Option Committee and an Optionee may at any time by mutual agreement terminate or modify the terms of any Option granted to such Optionee under this Plan provided that any modification of the terms of any Option granted under this Plan shall meet the requirements of this Plan.

     SECTION 6. EXERCISE OF OPTIONS. Each Option shall be exercised in one or more installments during its term, and the right to exercise may be cumulative as determined by the Board of Directors or the Stock Option Committee. No Option may be exercised for a fraction of a share of Common Stock. Each Option shall be exercised by giving written notice to the Company at its principal office, specifying the number of Shares purchased and the Option Price being paid, and accompanied by the payment of the Option Price. An Optionee may pay for the Shares subject to the Option with cash, a certified check or a bank check payable to the order of the Company. Certificates representing the Shares purchased by the Optionee shall be issued by the Company as soon as practicable after the exercise of the Option in accordance with these provisions.

     SECTION 7. RESTRICTION UPON EXERCISE. Notwithstanding any other provision of this Plan, Shares obtained upon the exercise of any Option granted under this Plan or any other Incentive Stock Option Plan of the Company within the meaning of Section 422(A) of the Code, may not be used in satisfaction of any part of the Option Price for additional Shares subject to Options granted under this Plan.

     SECTION 8. ACCELERATION OF OPTIONS IN CERTAIN EVENTS. Notwithstanding any provisions to the contrary in this Plan or in any Agreement evidencing options granted hereunder, all Options then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

        (i) the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); or

        (ii) approval by the Company's stockholders of a (A) merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation) and which results in any reclassification or reorganization of the Company's then outstanding Common Stock, (B) sale or disposition of all or substantially all of the Company's assets, or (C) plan of liquidation and/or dissolution of the Company.

     SECTION 9. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any Option granted under this Plan unless the exercise of that Option and the issuance and delivery of the Shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the Option restricting their transferability as required by law, the Option, or by this Plan.

     SECTION 10. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any Subsidiary for any reason other than retirement, death or disability, such Optionee's Options shall immediately terminate; provided that the Board of Directors or the Stock Option Committee may, in its discretion allow the Options to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment unless either the Options or this Plan otherwise provide for earlier termination of the Options.

     SECTION 11. OPTIONS RIGHTS UPON DISABILITY. If an Optionee becomes disabled while employed by the Company or any Subsidiary and ceases to be so employed as a result thereof, the Board of Directors or the Stock Option Committee, in its discretion, may allow any Options to be fully exercised, at any time within one year after the date of such termination of employment, unless either the Options or this Plan otherwise provides for earlier termination of the Options.

     SECTION 12. DEATH OF THE OPTIONEE. In the event that an Optionee shall die while an employee of the Company or any Subsidiary (or within three (3) months after the termination of such employment) and prior to such Optionee's complete exercise of Option granted to such Optionee, the Option may be exercised in whole or in part only: (i) by the Optionee's estate or by or on behalf of such person or person to whom the Optionee's rights pass under the Optionee's Will or by the laws of descent and distribution, (ii) to the extent that the Optionee was entitled to exercise the Options at the date of death, and (iii) prior to the expiration of the term of the Options, or within one year after the date of death, whichever is earlier.

     SECTION 13. NON-ASSIGNMENT/NON-TRANSFERABILITY. During the lifetime of the Optionee, any Option issued pursuant to this Plan shall be exercisable only by the Optionee and shall not be sold, pledged, assigned or transferred by the Optionee in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by the Optionee or by the Optionee's guardian or legal representative.


     SECTION 14. APPLICATION OF PROCEEDS. The proceeds received by the Company arising from the exercise of the Options under the Plan will constitute general funds of the Company and may be used by the Company for any business purpose.


     SECTION 15. REPORTS TO STOCKHOLDERS. The Company shall furnish to each Optionee a copy of the annual report sent to the Company's stockholders. Upon written request, the Company shall furnish each Optionee with a copy of its most recent Form 10-K Annual Report and each quarterly report to stockholders issued since the end of the Company's most recent fiscal year.


     Adopted upon approval of the Board of Directors on February 12, 2001.


                                        SEMX CORPORATION




                                        By: /s/ Gilbert D. Raker
                                            -------------------------------
                                            Gilbert D. Raker, Chairman of the
                                            Board



ATTEST:




By: /s/ Mark A. Koch
    -------------------------
      Secretary

                                   EXHIBIT B

                               SEMX CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

1.  Purpose

     This Employee Stock Purchase Plan (the "Plan") is intended as an incentive to encourage stock ownership by all eligible employees of SEMX Corporation (the "Company") and participating subsidiaries so that they may share in the success of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code (the "Code").

2.  Eligible Employees

     All employees of the Company or any of its participating subsidiaries shall be eligible to receive options under the Plan to purchase the Company's Common Stock, except:

     (i)    employees who have been employed less than six months;

     (ii)   employees whose customary employment is 20 hours or less per week;
            or

     (iii) employees whose customary employment is for not more than five months in any calendar year.

Notwithstanding the above, any employee who is a "highly compensated employee," as that term is defined by Section 414(q) of the Code, and who is an executive officer and/or a vice president of the Company or any subsidiary thereof, is not eligible to participate in the Plan. An employee is eligible to participate in the Plan on the first day of an option period following the completion of six (6) months of employment in which the employee completes at least 500 hours of service. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation, as the term "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

3.  Stock Subject to the Plan

     The stock subject to the options shall be shares of the Company's authorized but unissued Common Stock or shares of the Company's Common Stock reacquired by the Company including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 200,000, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

4.  Administration of the Plan

     The Plan shall be administered by the Compensation and Personnel Committee (the "Committee"), which Committee is appointed by the Board of Directors (the "Board") of the Company . The Committee shall consist of not less than two members of the Company's Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the committee, shall be the valid acts of the Committee. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

5.  Payment Periods and Stock Options

     From time to time, as the Board or the Committee in its discretion shall determine, the Board or the Committee may grant to each eligible employee who is then a participant in the Plan, options to purchase, at the end of the option period, the Company's Common Stock at an Option Price established by the Board or the Committee. In no event may the option award exceed twenty-seven
(27) months (the "Option Period"). The Board or the Committee shall have the discretion to determine the total number of options which shall be granted at a particular time; however, any options granted shall be allocated among Plan participants so that the dollar value of options received by each is the same. A participant who has received an option grant may purchase shares of the Common Stock of the Company by exercising any or all of the options granted to him or her as of the last day of the Option Period. The Option Price for the shares sold under the Plan shall be the lesser of (i) no less than 85% of the average market price of the Company's Common Stock on the first business day of the Option Period or (ii) 85% of the average market price of the Company's common stock on the last business day of the option period, when the options shall be exercised.

     For purposes of this Plan the term "average market price" means, if the Common Stock is listed on a national securities exchange, the average of the high and low prices of the Common Stock of the Company on such exchange or such other national securities exchange as shall be designated by the Board or Committee or, if the Common Stock is traded in the over-the-counter securities market, the mean between the bid and asked prices of the Common Stock.

     For purposes of this Plan the term "business day" as used herein means a day on which there is trading on any national securities exchange as shall be designated by the Board or Committee pursuant to the preceding paragraph.

     No employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or subsidiary corporations qualified under Section 423 of the Code to accrue at a rate which exceeds $25,000 of the average market price of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

6.  Exercise of Options

     Employees who elect to participate in the Plan shall designate, prior to the commencement of the Option Period, an amount to be withheld from their salary per pay period to be utilized to exercise all or some part of their option under the Plan. The monies withheld shall be held in escrow, pending the exercise of all or some part of the options at the end of the option period. No fractional shares shall be issued.

7.  Issuance of Stock

     Certificates for stock issued to participants will be delivered as soon as practicable after the end of the Option Period.

     Stock purchased under the Plan will be issued only in the name of the employee, or if his authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

8.  No Transfer or Assignment of Employee's Rights

     An employee's rights under the Plan are his or hers alone and may not be transferred or assigned to, or availed of, by any other person. Any option granted to an employee may be exercised only by him or her.

9.  Termination of Employee's Rights

     An employee's rights under the Plan will terminate when he or she ceases to be an employee because of retirement, resignation, layoff, discharge, death, change of status, or for any other reason. Any monies withheld pursuant to the Plan shall be returned to the employee, without interest, when he or she ceases to be an employee.

10.  Termination and Amendments to Plan

     The Plan may be terminated at any time by the Company's Board. It will terminate in any case when all or substantially all of the shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other terminations of the Plan, all payments not used to purchase stock will be refunded.

     The Board also reserves the right to amend the Plan from time to time, in any respect provided, however, that no amendment shall be effective without prior approval of the stockholders, which would (a) except as provided in
Article 3, increase the number of shares of Common Stock to be offered above or
(b) change the class of employees eligible to receive options under the Plan.

11.  Limitations on Sale of Stock Purchased Under the Plan

     The Plan is intended to provide common stock for investment and not for resale. The employee by participating in the Plan agrees not to sell the shares acquired thereunder for a period of at least one (1) year after the acquisition. Additionally, the employee shall agree to abide by the "Window Periods" designated by the Company, when transactions in the Company's securities are permitted. Due to certain Federal tax requirements, each employee will agree by exercising an option to give the Company notice of any such stock disposed of within two years after the date of the grant of options or within one year of option exercise showing the number of shares which have been disposed. The employee assumes the risk of any market fluctuations in the price of such stock.

12.  Company's Payment of Expenses Related to Plan

     The Company will bear all costs of administering and carrying out the Plan.

13.  Participating Subsidiaries

     The term "participating subsidiaries" shall mean any subsidiary of the Company which is designated by the Board to participate in the Plan. The Board shall have the power to make such designation before or after the Plan is approved by the stockholders.

14.  Optionees Not Stockholders

     The granting of an option to an employee shall not constitute such employee a stockholder of the shares covered by an option until such shares have been purchased by and issued to him or her.

15.  Application of Funds

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

16.  Governmental Regulation

     The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

17.  Withholding of Additional Federal Income Tax

     The Company, in accordance with the Internal Revenue Code and the Regulations and Rulings promulgated thereunder, if it determines that it is required to do so, may withhold from the wages of participating employees, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includible in the employee's gross income.


18.  Approval of Stockholders


     The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Company, which approval must occur within the period beginning 12 months before and ending 12 months after the date the Plan is adopted by the Board of Directors.

                                   APPENDIX A













                                SEMX CORPORATION




                            Audit Committee Charter

                               SEMX CORPORATION
                            AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is a Committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of financial internal controls which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, the internal auditors, and the independent accountants.

The Company recognizes that management, including personnel utilized in an internal auditing capacity, as well as the Company's outside auditors have more time, knowledge and detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certifications as to the outside auditor's work.


ORGANIZATION

o   The Audit Committee shall be appointed annually by the Board of Directors.


o The Audit Committee shall be composed of at least three, but not more than five, outside directors.

o After June 15, 2001, only independent directors may be members of the Audit Committee. An independent director is a director who as of June 15, 2001:

    (1) is not and has not been employed in an executive capacity of the Company for at least three years prior to election to the Audit Committee;

    (2) is not a significant advisor or consultant to the Company, nor affiliated with any firm that is;

    (3) is not affiliated with a significant customer or supplier of the Company;

    (4)   does not have a personal services contract with the Company;

    (5) is not affiliated with a tax-exempt entity that receives significant contributions from the Company; and

    (6) is not a spouse, parent, sibling, child or in-law of any person described in (1) through (5) or of any member of management.

o   All of the members of the Committee shall be financially literate.

o At least one member of the Committee shall have a background in financial reporting, accounting or auditing.

o The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings.

In meeting its responsibilities, the Committee shall:

GENERAL

o Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

                               SEMX CORPORATION
                            AUDIT COMMITTEE CHARTER

o Meet at least 4 times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

o Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

o   Review and update the Committee's charter.

o Perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

o Meet with the party responsible for internal auditing, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.


INTERNAL CONTROLS AND RISK ASSESSMENT

o Review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.

o Consider and review with management, the independent accountants and the person responsible for internal auditing:

    - The effectiveness of or weaknesses in the Company's internal financial controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

    - Any related significant findings and recommendations of the independent accountants and internal auditing together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

o Review with the director of internal auditing or the individual acting in that capacity, and the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

o Discuss with management, the Company's independent public accountants, and the director of internal auditing, the status and adequacy of management information systems, including the significant risks related thereto and major controls over such activities.

FINANCIAL REPORTING

o Review filings with the SEC and other agencies and other published documents which have been prepared by the Company, containing the Company's financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

o Review, prior to the issuance of the press release, with management and the independent accountants at the completion of the annual examination:

    -   The Company's annual financial statements and related footnotes.

    -   The independent accountants' audit of the financial statements.

    - Any recommended significant changes in the independent accountants' audit plan.

    - Any serious difficulties or disputes with management encountered during the course of the audit.

                               SEMX CORPORATION
                            AUDIT COMMITTEE CHARTER

    - The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

o Review, as a Committee or through the Committee's Chairman, with the independent accountants, the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC prior to filing.

    - Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

    -   Review and approve the Company's accounting principles.

o Assess financial internal control processes for determining and managing key financial statement risk areas.

o Prepare a report to be included in the Company's Proxy Statement, with the members of the Audit Committee's names below such report, stating whether or not the audit Committee:

    - has reviewed and discussed the audited financial statements with management;

    - has discussed with the Company's independent accountants the matters required by SAS No. 61 (e.g., information relating to the auditor's judgments about the quality of the Company's accounting principles);

    - has received the written disclosure and a letter from the Company's independent accountants delineating all relationships that they have with the Company, and has discussed with them their independence;

    - based on the review and aforementioned discussions, the members of the Audit Committee recommended to the Board that the audited financials be included in the Company's Annual Report and Form 10-K for filing with the SEC.


INDEPENDENT AUDITOR

o Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

o Review the scope and approach of the annual audit with the independent accountants.

o Assess the external auditors' process for identifying and responding to key audit and internal control risks.

o Review the external auditors' identification of issues and business and financial risks and exposures.

o Confirm and assure the independence of the independent accountants, including a review of the nature of all services and related fees provided by the independent accountants.

o Instruct the independent accountants to communicate to report directly to the Audit Committee any serious difficulties or disputes with management.


INTERNAL AUDITOR

o Evaluate the internal audit process for establishing the annual internal audit plan.

o Consider, in consultation with the person responsible for internal auditing, the audit scope and role of the internal auditors.

                               SEMX CORPORATION
                            AUDIT COMMITTEE CHARTER

o Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the Company's overall business objectives.

o Consider and review with management and the person responsible internal auditing:

    - Significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in financial internal control.

    - Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

    -   Any changes required in the planned scope of their audit plan.

    -   The internal auditing department budget and staffing.

    - Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

o Review the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

o Confirm and assure the independence of the internal auditor or person performing said work.

COMPLIANCE WITH LAWS AND REGULATIONS

o Ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.


o Review with the Company's management and others, any legal, tax or regulatory matters that may have a material impact on Company operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.


COMPLIANCE WITH CODES OF ETHICAL CONDUCT


o Review with the director of internal auditing or person performing said function and the independent accountants the results of their review of the Company's monitoring of compliance with the Company's code of ethnical business conduct, including compliance with the Foreign Corrupt Practices Act.

o Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the person responsible for internal auditing or the independent accountants.

                                     PROXY
                               SEMX CORPORATION
                              ONE LABRIOLA COURT
                            ARMONK, NEW YORK 10504

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 2001

The undersigned, a holder of Common Stock of SEMX Corporation, a Delaware corporation (the "Company"), hereby appoints GILBERT D. RAKER and MARK A. KOCH and each of them, the proxies of the undersigned, each with full power to appoint their substitutes, and hereby authorizes them to attend, represent and vote for the undersigned, all of the shares of the Company held of record by the undersigned on March 20, 2001, at the Annual Meeting of Stockholders of the Company to be held at the Club 101, 101 Park Avenue, New York, New York at 11:00 a.m. E.D.T. on May 8, 2001 and any adjournment(s) thereof, as follows:

     1. Election of Directors, as provided in the Company's Proxy Statement.
          [ ] FOR all nominees listed below   [ ] WITHOUT AUTHORITY to vote for
                                                  all the nominees listed below

        (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
         STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW)

      GILBERT D. RAKER/FRANK J. POLESE/MARK A. PINTO/JOHN U. MOORHEAD, II/
             ANDREW LOZYNIAK/KEVIN S. PENN/DOUGLAS S. HOLLADAY, JR.

     2. The approval of the Employee's Incentive Stock Option Plan.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

     3. The approval of amendments to the Non-Qualified Incentive Stock Option Plan.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

     4. The approval of the Employee Stock Purchase Plan.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

     5. The ratification of the appointment of Goldstein Golub Kessler LLP as the Company's auditors for the year ending December 31, 2001.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

     6. Upon such other matters as may properly come before the meeting or any adjournments thereof:

     The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5

                 (continued and to be signed on opposite side).

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at this time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2, 3, 4 AND 5 AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 6, 2001 relating to the Annual Meeting and the 2000 Annual Report to Stockholders.


                                          Dated:_________________________, 2001

                                          _____________________________________

                                          _____________________________________
                                          Signature of Stockholder(s)

                                          (Please sign exactly as name appears
                                          herein. When signing as executor,
                                          administrator, trustee, guardian,
                                          attorney, please give full title as
                                          such. For joint accounts or as
                                          fiduciaries, all joint or
                                          co-fiduciaries should sign.)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SEMX CORPORATION. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. IT IS IMPORTANT FOR YOU TO VOTE.